Exhibit 99.2

Swank - FAQs

Q.	What is the proposed transaction?

A.	The proposed transaction is the acquisition of Swank by Randa Accessories pursuant to a merger agreement. If the proposed merger agreement is approved by Swank’s stockholders, and the other closing conditions under the merger agreement have been met, Swank will no longer be an independent publicly-held company.

Q.	Why is the proposed transaction referred to as a merger? Are we merging or being acquired?

A.	Formally, Swank will be sold to Randa Accessories by merging Swank with a company formed by Randa Accessories. At the end of the day, a company owned by Randa Accessories will own all of the shares of Swank. Through this company, Randa Accessories will control all of the shares of Swank and Swank will be a subsidiary of Randa Accessories.

Q.	Who is Randa Accessories?

A.	Randa Accessories is a global leader in lifestyle accessories and one of the world’s largest men’s accessories company. Collaborating with 75 leading brands, Randa designs, innovates, manufactures and markets men’s belts, wallets, neckwear, small leather goods, luggage, backpacks, business cases, seasonal footwear and gifts. From its origins as a neckwear company over a century ago, Randa now provides fashion, lifestyle, luxury and private branded products through retailers in all channels of distribution, worldwide. More information about Randa is available at www.randa.net.

Q.	Is Randa Accessories a publicly-traded company?

A.	No. Randa Accessories is a family-owned, privately-held business. Jeffrey Spiegel is the President and Chief Executive Officer of Randa.

Q.	Will we still be employees of Swank, Inc. after the sale becomes final?

A.	Yes, Swank, Inc. will still exist and employees will continue to be employed by Swank, Inc.

Q.	Will my job change?

A.	At this time, there are no immediate plans to make any job changes as a result of being a subsidiary of Randa. However, as has been the case in the past and is the case today, jobs and job responsibilities can always be changed to meet the needs of the business.

Q.	Will the management team change?

A.	We do not anticipate any management changes at this time. John Tulin will continue as Swank’s Chief Executive Officer and Rick Luft will continue as President.

Q.	What will I receive if the merger is completed?

A.	If you own shares of Swank common stock (other than through Swank’s retirement plan – see next question), then, upon completion of the merger, you will be entitled to receive $10.00 in cash for each share of Swank common stock that you own.

For example, if you own 100 shares of Swank common stock, you will receive $1,000.00 in cash in exchange for your shares of Swank common stock. You will not own or be entitled to receive any shares of the capital stock or other equity interests in Randa Accessories or any other party to the merger agreement.

Q.	What will happen to shares of Swank common stock allocated to my accounts under The New Swank, Inc. Retirement Plan?

A.	Certain accounts in retirement plan are invested in Swank common stock. These accounts generally are referred to as the “ESOP component” of the retirement plan. If you have one or more accounts invested in the ESOP component of the retirement plan at the time of the merger, your account(s) will receive $10.00 in cash, in return for each share of Swank common stock in your accounts. You will not own or be entitled to receive in your account(s) any shares of capital stock or other equity interests in Randa Accessories or any other party to the merger agreement.

Q.	When will I receive payment for the shares in my ESOP accounts?

A.	Under the terms of the merger agreement, the ESOP component of the retirement plan will be terminated shortly after the merger becomes effective and an application will be submitted to the Internal Revenue Service for a favorable determination letter on the tax-qualified status of the ESOP component of the retirement plan. Once the IRS issues its determination letter, which could take 12 or more months, you will be able to elect to receive your accounts in cash or to roll over such amounts (on a tax-free basis) to an “individual retirement account” or another qualified retirement plan that accepts rollover amounts.

Q:	How will the funds in my ESOP accounts be invested before they are distributed to me?

A.	Shortly after the merger, the ESOP component of the retirement plan will also be amended to permit you to direct the investment of the funds in these accounts similar to the way those of you who contribute to our 401(k) plan invest those funds. So, while we are waiting for the IRS to confirm the tax-qualified status of the ESOP component of the retirement plan, the assets in your accounts in the ESOP component will continue to be held in the trust of the retirement plan for your benefit and you will be permitted to direct the investments in those accounts among the investment alternatives available under Swank’s 401(k) plan at the time the merger becomes effective.

Q.	Will I be provided with additional information about the impact of the proposed merger on The New Swank, Inc. Retirement Plan?

A.	Yes. Swank has retained an experienced independent trust company, Reliance Trust Company, to serve as an independent trustee to the ESOP component of the retirement plan in connection with the proposed merger. If you are a participant in the ESOP component of the retirement plan, you will receive more detailed information in the coming weeks, including instructions as to how to go about letting Reliance know how you would like to vote the shares held in your accounts under the retirement plan in connection with the merger agreement.

Q.	When do you expect the sale to become final?

A.	We are working towards completing the merger as soon as possible. Assuming Swank’s stockholders approve the merger agreement, and the other conditions in the merger agreement are satisfied or waived, we believe that the merger will be consummated in the second calendar quarter of 2012.

Q.	What happens if the sale does not become final?

A.	If the merger agreement is not adopted by Swank’s stockholders, or if the merger is not completed for any other reason, Swank’s stockholders will not receive any payment for their shares of Swank’s common stock. Instead, Swank would remain an independent public company, and the Swank common stock would continue to be traded in the over-the-counter market and quoted on the OTC Market.

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THIS DOCUMENT CONTAINS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE ANY SHARES OF THE COMMON STOCK OF SWANK. IN CONNECTION WITH THE PROPOSED ACQUISITION, SWANK INTENDS TO FILE A PROXY STATEMENT ON SCHEDULE 14A AND OTHER RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC. STOCKHOLDERS OF SWANK ARE URGED TO READ SWANK’S PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A DEFINITIVE PROXY STATEMENT WILL BE SENT TO SWANK’S STOCKHOLDERS SEEKING THEIR APPROVAL OF THE PROPOSED TRANSACTION. SWANK’S STOCKHOLDERS WILL BE ABLE TO OBTAIN THESE DOCUMENTS (WHEN AVAILABLE) FREE OF CHARGE AT THE SEC’S WEB SITE, HTTP://WWW.SEC.GOV. IN ADDITION, THEY MAY OBTAIN FREE COPIES OF THESE BY CONTACTING SWANK’S SECRETARY, JEROLD R. KASSNER, AT 656 JOSEPH WARNER BOULEVARD, TAUNTON, MASSACHUSETTS 02780, TELEPHONE: (508) 977-4453. SWANK’S STOCKHOLDERS ALSO MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC PUBLIC REFERENCE ROOM AT 100 F STREET, N.E., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 OR VISIT THE SEC’S WEBSITE FOR FURTHER INFORMATION ON ITS PUBLIC REFERENCE ROOM.

SWANK, ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE FORTHCOMING SOLICITATION OF PROXIES FROM THE HOLDERS OF SWANK COMMON STOCK IN CONNECTION WITH THE PROPOSED TRANSACTION. A LIST OF THE NAMES AND OTHER INFORMATION REGARDING THE DIRECTORS AND EXECUTIVE OFFICERS OF SWANK IS AVAILABLE IN SWANK’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, FILED WITH THE SEC ON MARCH 31, 2011, AMENDMENT NO. 1 ON FORM 10-K/A, FILED WITH THE SEC ON MAY 13, 2011, AND SWANK’S DEFINITIVE PROXY STATEMENT FOR ITS 2011 ANNUAL MEETING OF STOCKHOLDERS FILED WITH THE SEC ON JULY 15, 2011. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE.

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Forward Looking Statements

Note: This document may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, general economic and business conditions; competition in the accessories markets, potential changes in customer spending; acceptance of product offerings and designs; the variability of consumer spending resulting from changes in domestic economic activity; any significant variations between actual amounts and the amounts estimated for those matters identified as critical accounting estimates, as well as other significant accounting estimates made in the preparation of financial statements; as well as geopolitical concerns. Accordingly, actual results may differ materially from such forward-looking statements. You are urged to consider all such factors. Any forward-looking statements relating to the transaction discussed above are based on our current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the transaction, SEC regulatory review of our filings related to the transaction, tax matters related to the retirement plan and the transaction; and retention of certain key employees of Swank. Swank and Randa assume no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.